UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02992

Exact name of registrant as specified in charter:	Prudential National Muni Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2012

Date of reporting period:	8/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL NATIONAL MUNI FUND, INC.

ANNUAL REPORT • AUGUST 31, 2012

Fund Type

Municipal Bond

Objective

High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential National Muni Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended August 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential National Muni Fund, Inc.

* Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential National Muni Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.89%; Class B, 1.09%; Class C, 1.59%; Class Z, 0.59%. Net operating expenses: Class A, 0.84%; Class B, 1.09%; Class C, 1.59%; Class Z, 0.59%, after contractual reduction through 12/31/2013 for Class A.

Cumulative Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years
Class A	10.51%	30.95%	56.86%
Class B	10.22	29.32	52.89
Class C	9.67	27.19	48.60
Class Z	10.73	32.53	60.65
Barclays Municipal Bond Index	8.78	35.35	65.96
Lipper General Municipal Debt Funds Average	11.00	29.68	54.70

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years
Class A	5.47%	4.54%	4.01%
Class B	4.65	4.98	4.19
Class C	8.04	4.80	3.88
Class Z	10.14	5.67	4.70
Barclays Municipal Bond Index	8.32	6.06	5.03
Lipper General Municipal Debt Funds Average	10.26	5.17	4.27

Average Annual Total Returns (With Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years
Class A	6.09%	4.68%	4.18%
Class B	5.22	5.11	4.34
Class C	8.67	4.93	4.04
Class Z	10.73	5.80	4.85

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Average Annual Total Returns (Without Sales Charges) as of 8/31/12
	One Year	Five Years	Ten Years
Class A	10.51%	5.54%	4.60%
Class B	10.22	5.28	4.34
Class C	9.67	4.93	4.04
Class Z	10.73	5.80	4.85

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2002) and the account values at the end of the current fiscal year (August 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential National Muni Fund, Inc.	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Barclays Municipal Bond Index

The Barclays Municipal Bond Index (the Index) is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Lipper General Municipal Debt Funds Average

The Lipper General Municipal Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper General Municipal Debt Funds category for the periods noted. Funds in the Lipper Average invest primarily in municipal debt issues in the top four credit ratings.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 8/31/12
Massachusetts St., GO, Ser. B, A.G.C., 5.25%, 09/01/24	1.4%
Denver City & Cnty. Arpt. Rev. Sys., Ser. A, NATL, 5.00%, 11/15/25	1.4
Anaheim Pub. Fin. Auth. Lease Rev., A.G.C., Sub. Pub. Impts. Proj., Ser. C, 6.00%, 09/01/16	0.9
California St., GO, Var. Purp., 5.00%, 04/01/42	0.9
New York City, GO, Ser. E, 5.00%, 08/01/17	0.9

Issues are subject to change.

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Distributions and Yields as of 8/31/12
	Total Dividends Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield* at Federal Tax Rates of
			33%	35%
Class A	$0.58	2.20%	3.28%	3.38%
Class B	0.54	2.04	3.04	3.14
Class C	0.47	1.54	2.30	2.37
Class Z	0.62	2.55	3.81	3.92

* Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only.

Credit Quality* expressed as a percentage of net assets as of 8/31/12
Aaa	3.9%
Aa	41.2
A	35.8
Baa	13.3
Ba	0.9
B	2.9
Not Rated	2.0
Total Investments	100.0
Other assets in excess of liabilities	0.0
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Prudential National Muni Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential National Muni Fund’s Class A shares returned 10.51% for the 12-months ended August 31, 2012, outperforming the 8.78% return of the Barclays Municipal Bond Index (the Index) but underperforming the 11.00% return of the Lipper General Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

Municipal securities turned in a strong performance during the reporting period, as monthly returns for the Index were positive for the majority of the year.

•

Early in the reporting period, during the third quarter of 2011, municipal bonds performed well but were unable to keep pace with the rally in U.S. Treasuries, as investors turned risk averse. But in the fourth quarter, returns rose on stronger investor demand. Improving state revenues also contributed to the positive tone in the market.

•

During the first half of 2012, solid technical factors regarding supply and demand drove strong performance. Flows into mutual funds rose, as well as the level of money reinvested in municipal bonds. Tax-exempt bonds had positive performance through August.

•

Under challenging economic conditions, state tax collections have increased, but revenues are below projections in certain states. On a local level, several municipalities filed for bankruptcy protection. (The Fund had no exposure to these entities.) A surge in bankruptcies is not anticipated, but certain localities will continue to struggle with declining revenues and rising expenditures. Areas of concern include long-term unfunded pension obligations and pressure on municipalities to balance their budgets as revenues decline and expenditures—driven by labor-related costs—rise.

What types of municipal bonds contributed positively to the Fund’s performance?

The Fund maintained a portfolio of tax-exempt bonds drawn from sectors within the municipal market to spread risk and take advantage of potential opportunities.

•

The Fund was overweight in revenue bonds and underweight in General Obligation (GO) bonds, relative to the Index, which helped performance. A revenue bond is typically backed by funding from a specific project or system, while a GO bond is typically backed by the taxing authority of a state or municipality. The Fund usually prefers to invest in revenue bonds for their attractive yields.

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•	An overweight to tobacco bonds significantly contributed to performance. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•

The Fund’s exposure to corporate-backed bonds, one of the top-performing sectors in the Index, boosted performance. Corporate-backed bonds are backed by the credit of the corporate issuer, rather than the municipality. They are used to finance projects such as pollution control facilities or industrial plants.

•	The Fund’s holdings in the strong-performing healthcare sector also contributed to positive performance.

What other factors contributed positively to performance?

•

The Fund’s overweight in long-term municipal bonds with maturities of 15 years or more, versus those in the Index, helped performance. This strategy worked well, because it anticipated that long-term interest rates would move lower during the reporting period. As long-term interest rates ticked downward, prices on long-term bonds rose, since bond prices rise when interest rates fall.

•

The Fund’s exposure to lower-rated investment-grade securities (A and BBB rating categories) was a positive contributor because of these bonds’ comparatively attractive yields, as well as their outperformance against more highly rated municipal securities during the period.

What factors contributed negatively to the Fund’s performance?

•	The Fund was underweight in California GO’s, which outperformed during the period. This position slightly detracted from performance.

•

Bond prices move inversely to interest rates, and prices of longer-term bonds decline more for a given rise in rates than prices of shorter-term bonds. The Fund held futures contracts on U.S. Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a marginally negative impact on performance.

Prudential National Muni Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2012, at the beginning of the period, and held through the six-month period ended August 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line for each share class in the table on this page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential National Muni Fund, Inc.		Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,039.10	0.84%	$4.31
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27

Class B	Actual	$1,000.00	$1,037.00	1.09%	$5.58
	Hypothetical	$1,000.00	$1,019.66	1.09%	$5.53

Class C	Actual	$1,000.00	$1,035.10	1.59%	$8.13
	Hypothetical	$1,000.00	$1,017.14	1.59%	$8.06

Class Z	Actual	$1,000.00	$1,039.80	0.59%	$3.03
	Hypothetical	$1,000.00	$1,022.17	0.59%	$3.00

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential National Muni Fund, Inc.	9

Portfolio of Investments

as of August 31, 2012

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 97.5%

Alaska 0.3%
Alaska Student Loan Corp. Ed. Ln. Rev., Ser. A-2, A.M.T.	AAA(b)	5.000%	06/01/18	$2,000	$2,193,780

Arizona 2.6%
Arizona Hlth. Facs. Auth. Rev., Banner Hlth., Ser. D	AA-(b)	5.500	01/01/38	2,500	2,777,175
Arizona St. Ctfs. Part. Dept. Admin., Ser. A, A.G.C.	Aa3	5.250	10/01/28	2,000	2,296,180
Phoenix Civic Impt. Corp., Wtr. Sys. Rev., Jr. Lien, Ser. A	Aa2	5.000	07/01/39	5,000	5,701,300
Salt River Proj. Arizona Agric. Impt. & Pwr. Dist. Elec. Sys. Rev., Ser. A	Aa1	5.000	01/01/39	5,000	5,650,600
Salt Verde Fin. Corp., Sr. Gas Rev.	Baa2	5.000	12/01/32	1,325	1,412,344
Sr. Gas Rev.	Baa2	5.000	12/01/37	3,645	3,889,470

					21,727,069

California 12.0%
Anaheim Pub. Fin. Auth. Lease Rev., A.G.C., Sr. Pub. Impts. Proj., Ser. A	Aa3	6.000	09/01/24	5,500	6,862,735
Sub. Pub. Impts. Proj., Ser. C	Aa3	6.000	09/01/16	6,690	7,719,123
California Cnty. Tob. Securitization Corp., Tob. Conv. Bonds Asset Bk., Ser. B	NR	5.100	06/01/28	1,250	1,092,912
California Hlth. Facs. Fin. Auth. Rev., Rfdg., Children’s Hosp., Ser. A	A(b)	5.250	11/01/41	2,000	2,212,800
Scripps Hlth., Ser. A	Aa3	5.000	11/15/36	1,000	1,095,420
Stanford Hosp., Ser. B	Aa3	5.000	11/15/36	3,000	3,325,170
Sutter Hlth., Ser. D	Aa3	5.250	08/15/31	1,000	1,145,940

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	11

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
California Infrastructure & Econ. Dev. Bk. Rev. & Econ. Dev., Walt. Dis. Fam. Musm., Walt & Lilly Dis.	A1	5.250%	02/01/38	$3,000	$3,209,550
California Poll. Ctl. Fin. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	Baa2	5.250	08/01/40	1,250	1,329,787
California St., GO, F.G.I.C., T.C.R.S.	A1	4.750	09/01/23	1,500	1,527,015
Var. Purp.	A1	5.000	10/01/29	2,000	2,248,060
Var. Purp.	A1	5.000	09/01/41	2,250	2,466,765
Var. Purp.	A1	5.000	10/01/41	1,250	1,371,325
Var. Purp.	A1	5.000	04/01/42	7,000	7,698,740
Var. Purp.	A1	5.250	04/01/35	1,250	1,424,575
Var. Purp.	A1	5.250	11/01/40	1,250	1,413,638
Var. Purp.	A1	5.500	11/01/39	1,000	1,141,400
Var. Purp.	A1	6.000	03/01/33	1,500	1,844,340
Var. Purp.	A1	6.000	04/01/38	3,500	4,122,930
Var. Purp.	A1	6.000	11/01/39	2,000	2,382,820
California St. Univ. Rev., Ser. A	Aa2	5.000	11/01/37	1,250	1,422,150
California Statewide Cmntys. Dev. Auth. Rev., Cottage Hlth.	A+(b)	5.000	11/01/40	1,600	1,728,976
Sutter Hlth., Ser. A	Aa3	6.000	08/15/42	3,000	3,595,140
Trinity Hlth., Rfdg.	Aa2	5.000	12/01/41	3,000	3,342,780
Folsom Cordova Uni. Sch. Dist. Sch. Facs. Impvt. Dist., No. 2, GO, Ser. A, C.A.B.S., NATL(c)	Aa3	3.800	10/01/21	60	42,454
Foothill-De Anza Cmnty. College Dist., GO, Ser. C	Aaa	5.000	08/01/40	1,250	1,441,125
Golden St. Tob. Securitization Corp., Tob. Settlement Rev., Asset Bkd., Ser. A-1	B3	4.500	06/01/27	2,000	1,723,540
Asset Bkd., Ser. A-1	B3	5.750	06/01/47	1,000	847,050

See Notes to Financial Statements.

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Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
C.A.B.S. Asset Bkd., Ser. A-2 (Converts to 5.300% on 12/01/12)(c)	B3	6.950%	06/01/37	$5,000	$3,966,650
C.A.B.S., Asset Bkd., Ser. A, A.M.B.A.C.	A2	4.600	06/01/23	2,000	2,098,380
Enhanced Asset Bkd., Ser. A	A2	5.000	06/01/45	1,000	1,020,250
Long Beach Bond Fin. Auth. Natural Gas Purchase Rev.,
Ser. A	Baa2	5.250	11/15/19	1,000	1,097,260
Ser. A	Baa2	5.500	11/15/37	1,500	1,638,555
M-S-R Energy Auth., Gas Rev., Ser. A	A-(b)	6.500	11/01/39	2,000	2,567,280
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., C.A.B.S., A.M.B.A.C.(c)	BBB+(b)	5.800	08/01/25	2,000	965,060
San Diego Commn. College Dist., GO, Election 2006	Aa1	5.000	08/01/41	1,500	1,719,255
San Francisco City & Cnty. Arpts. Commn. Int’l. Arpt. Rev., Rfdg., Second Ser., Ser. F, A.M.T.	A1	5.000	05/01/28	1,635	1,832,475
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev., Ser. A, C.A.B.S., NATL(c)	Baa2	5.750	01/15/36	21,000	5,575,920
Santa Margarita Dana Point Auth. Impvt. Rev., Dists. 3, 3A, 4, 4A, Ser. B, NATL	Baa2	7.250	08/01/14	2,000	2,194,960
Tuolumne Wind Proj. Auth., Tuolumne Co. Proj., Ser. A	A2	5.625	01/01/29	1,000	1,168,240
University Calif. Rev.,
Ser. O	Aa1	5.750	05/15/34	750	899,595
Ser. Q	Aa1	5.000	05/15/34	1,000	1,149,280

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	13

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

California (cont’d.)
Ventura Cnty. Cmnty. College Dist., Election 2002, Ser. C, GO	Aa2	5.500%	08/01/33	$2,000	$2,378,040

					100,049,460

Colorado 2.6%
Colorado Hlth. Facs. Auth. Rev., Catholic Hlth., Ser. A	Aa2	5.000	02/01/41	3,000	3,268,440
Denver City & Cnty. Arpt. Rev. Sys., Ser. A, A.M.T., Rfdg.	A1	5.250	11/15/22	1,000	1,190,940
Ser. A, NATL	A1	5.000	11/15/25	10,000	11,318,000
Ser. B, A.M.T., NATL	A1	5.000	11/15/15	2,500	2,797,825
Platte Riv. Pwr. Auth. Colo. Pwr. Rev., Ser. HH	Aa2	5.000	06/01/27	1,500	1,743,270
University Colo. Enterprise Sys. Rev., Ser. A	Aa2	5.375	06/01/32	1,000	1,217,020

					21,535,495

Connecticut 0.8%
Connecticut St. Dev. Auth. Rev., Light & Pwr. Co. Proj., Rfdg.	A3	4.375	09/01/28	1,000	1,085,550
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
Hartford Healthcare, Ser. A	A2	5.000	07/01/41	1,250	1,342,188
Stamford Hosp., Ser. J	A-(b)	5.000	07/01/42	2,500	2,695,150
Western Conn. Hlth., Ser. M	A(b)	5.375	07/01/41	1,250	1,414,525

					6,537,413

District of Columbia 3.1%
District of Columbia, GO, Ser. E, B.H.A.C.	Aa1	5.000	06/01/28	5,000	5,611,300
District of Columbia Rev.,
Assoc. Amer. Med. College, Ser. B	A+(b)	5.000	10/01/41	2,500	2,764,975
Brookings Inst.	Aa3	5.750	10/01/39	5,000	5,694,050
Gallaudet Univ.	A2	5.500	04/01/34	600	694,548

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

District of Columbia (cont’d.)
District of Columbia Wtr. & Swr. Auth., Pub. Util. Rev., Ser. A	Aa2	5.500%	10/01/39	$2,000	$2,336,240
Metropolitan Washington DC Arpt. Auth. Sys.,
Ser. A, A.M.T.	Aa3	5.000	10/01/25	3,000	3,462,690
Ser. A, A.M.T.	Aa3	5.000	10/01/31	2,500	2,845,850
Ser. A, A.M.T.	Aa3	5.250	10/01/27	1,000	1,128,980
Ser. C, A.M.T.	Aa3	5.000	10/01/27	1,000	1,161,420

					25,700,053

Florida 7.8%
Bayside Impvt. Cmnty. Dev. Dist., Cap. Impvt. Rev., Ser. A	NR	6.300	05/01/18	300	294,108
Citizens Ppty. Ins. Corp.,
High Risk Sr. Secd., High Act-A-1	A2	6.000	06/01/16	1,500	1,740,015
High Risk Sr. Secd., Ser. A-1	A2	5.250	06/01/17	1,000	1,145,950
Sr. Secd. Coastal, Ser. A-1	A2	5.000	06/01/19	1,250	1,433,663
Sr. Secd., Ser. A-1	A2	5.000	06/01/22	1,000	1,165,460
Cityplace Cmnty. Dev. District Rev., Rfdg.	NR	5.000	05/01/26	1,000	1,135,770
Florida St. Brd. Ed. Cap., Outlay, GO	Aa1	9.125	06/01/14	230	245,318
Florida St. Brd. Ed. Lottery Rev., Ser. B	A1	5.000	07/01/23	5,185	6,004,230
Greater Orlando Aviation Auth. Arpt. Facs. Rev., Ser. A, A.G.C., A.M.T.	Aa3	5.000	10/01/23	2,240	2,438,128
Highlands Cnty. Dev. Dist. Rev., Spl. Assmt.(d)	NR	5.550	05/01/36	205	127,612
Highlands Cnty. Hlth. Facs. Auth. Rev., Adventist Hlth., Ser. B (Pre-refunded Date 11/15/15)(e)	Aa3	5.000	11/15/25	205	234,438

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	15

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
Adventist Hlth., Unrefunded Bal., Ser. B	Aa3	5.000%	11/15/25	$1,410	$1,503,962
Adventist Hlth./Sunbelt, Rmkt., Ser. B	Aa3	6.000	11/15/37	2,440	2,857,582
Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., Ser. A, A.M.T., NATL	A1	5.500	10/01/15	1,000	1,047,280
Miami Dade Cnty. Aviation Rev., Miami Int’l. Arpt., Ser. A, A.M.T., A.G.C.	Aa3	5.500	10/01/24	2,665	2,991,916
Ser. B	A2	5.000	10/01/41	2,500	2,743,500
Ser. C, A.M.T., A.G.C.	Aa3	5.250	10/01/26	5,000	5,408,950
Miami Dade Cnty. Wtr. & Swr. Rev., Rfdg. Sys., Ser. B, A.G.C.	Aa2	5.250	10/01/22	5,000	6,337,600
North Sumter Cnty. Util. Dependent Dist., Wtr. & Swr. Rev.	BBB(b)	5.750	10/01/43	1,500	1,631,115
Orange Cnty. Hlth. Facs. Auth. Rev., Orlando Hlth. Inc., Ser. A	A2	5.000	10/01/42	1,250	1,339,400
Orlando Util. Commn. Sys. Rev., Ser. A	Aa2	5.250	10/01/39	5,000	5,635,600
Palm Beach Cnty. Arpt. Sys. Rev., Ser. A, A.M.T., NATL	A2	5.000	10/01/22	3,065	3,282,400
Ser. A, A.M.T., NATL	A2	5.000	10/01/23	2,350	2,499,343
South Lake Cnty. Hosp. Dist. Rev., South Lake Hosp., Inc.	A2	5.250	10/01/34	750	806,715
South Lake Hosp., Inc., Ser. A	Baa1	6.250	04/01/39	2,500	2,874,100
South Miami Hlth. Facs. Auth. Hosp. Rev., Baptist Hlth. South Fl. Grp.	Aa2	5.000	08/15/27	3,750	4,182,412
Tampa Fl. Hlth. Sys. Rev., Baycare Hlth. Sys., Ser. A	Aa2	5.000	11/15/33	3,000	3,404,460

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Florida (cont’d.)
West Palm Beach Cmnty. Redev. Agy., Northwood-Pleasant Cmnty. Redev., Tax Allocation Rev.	A(b)	5.000%	03/01/35	$1,000	$1,030,050

					65,541,077

Georgia 2.5%
Athens Clarke Cnty. Univs., Govt. Wtr. & Swr. Rev.	Aa2	5.625	01/01/33	2,000	2,325,740
Atlanta Arpt. & Marina Rev., Rfdg., Gen., Ser. C	A1	6.000	01/01/30	3,250	4,018,072
Atlanta Arpt. Rev., Rfdg., Gen., Ser. B, A.M.T.	A1	5.000	01/01/30	500	553,780
Ser. C, A.M.T.	A1	5.000	01/01/42	750	820,740
Burke Cnty. Dev. Auth. Poll. Ctl. Rev., Oglethorpe Pwr. Vogtle. Proj., Ser. B	Baa1	5.500	01/01/33	750	818,550
Forsyth Cnty. Sch. Dist. Dev., GO	Aa1	6.750	07/01/16	500	565,165
Fulton Cnty. Sch. Dist., GO	Aa1	6.375	05/01/17	750	933,885
Gwinnett Cnty. Hosp. Auth. Rev., Gwinnett Hosp. Sys., Ser. D, A.G.C.	Aa3	5.500	07/01/41	1,500	1,695,435
Newnan Hosp. Auth. Rev., Antic Ctfs. Newnan Hosp., Inc., NATL (Pre-refunded Date 01/01/13)(e)	Aa3	5.500	01/01/21	3,185	3,241,311
Private Colleges & Univs. Auth. Rev., Emory Univ., Ser. C	Aa2	5.250	09/01/39	5,000	5,798,500

					20,771,178

Guam 0.1%
Guam Govt. Wtrwks. Auth., Wtr. & Wastewtr. Sys. Rev.	Ba2	6.000	07/01/25	500	515,345

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	17

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Hawaii 0.2%
Hawaii Pac. Hlth. Spl. Purp. Rev., Ser. A	A3	5.500%	07/01/40	$1,000	$1,087,340
Ser. B	A3	5.750	07/01/40	500	557,250

					1,644,590

Idaho 0.1%
Idaho Hlth. Facs. Auth. Rev., Trinity Hlth. Grp., Ser. B	Aa2	6.250	12/01/33	1,000	1,197,140

Illinois 9.0%
Chicago Brd. Edu., Rfdg., Dedicated Rev., Ser. F, GO	A1	5.000	12/01/31	2,500	2,770,350
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., 3rd Lien, Ser. A, NATL	A2	5.250	01/01/26	6,000	6,660,480
Ser. B, Rfdg., NATL	A2	5.250	01/01/15	1,000	1,105,360
Ser. B-1, X.L.C.A.	A2	5.250	01/01/34	1,975	2,054,731
Ser. C	A2	6.500	01/01/41	1,000	1,238,010
Chicago O’Hare Int’l. Arpt. Rev., Gen. Arpt., Sr. Lien, Ser. B, Rfdg., A.M.T.	A2	5.000	01/01/32	2,000	2,183,720
Chicago Rfdg. Proj., GO,
Ser. A	Aa3	5.000	01/01/40	2,000	2,202,980
Ser. A, A.G.C.	Aa3	5.000	01/01/29	5,000	5,552,850
Chicago Sales Tax Rev. Ser. A	Aa3	5.000	01/01/41	1,250	1,400,250
Chicago Trans. Auth. Sales Tax Recpts. Rev.	Aa3	5.250	12/01/40	1,000	1,140,610
Illinois Fin. Auth. Rev.,
Advocate Healthcare, Ser. B	Aa2	5.375	04/01/44	2,000	2,200,220
Ascension Hlth., Rfdg., Ser. A	Aa1	5.000	11/15/42	2,000	2,211,040
Central DuPage Hlth., Ser. 09	AA(b)	5.250	11/01/39	2,000	2,210,720
Central DuPage Hlth., Ser. B	AA(b)	5.500	11/01/39	1,500	1,685,595

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Illinois (cont’d.)
Northwestern Mem. Hosp., Ser. A	Aa2	6.000	08/15/39	$1,000	$1,173,350
Northwestern Mem. Hosp., Ser. A (Pre-refunded Date 08/15/14)(e)	NR	5.250%	08/15/34	5,000	5,476,000
Provena Hlth., Ser. A	Baa1	6.000	05/01/28	1,500	1,710,120
Student Hsg. Rev., Ed. Advancement Fund, Ser. B	Baa3	5.000	05/01/30	4,000	4,100,920
Univ. of Chicago, Ser. B	Aa1	6.250	07/01/38	5,000	6,151,950
Illinois St., GO, Rfdg., A.G.C.	Aa3	5.000	01/01/23	3,000	3,335,850
Illinois St. Sales Tax Rev., Rfdg., Build Illinois Bonds	AAA(b)	5.000	06/15/20	2,000	2,463,300
Illinois Toll Hwy. Auth. Rev., Ser. B	Aa3	5.500	01/01/33	2,000	2,218,620
Sr. Priority, Sr. A-1, A.G.C.	Aa3	5.000	01/01/24	5,000	5,617,050
Metropolitan Pier & Exposition Auth. Dedicated St. Tax Rev., McCormick Place Expansion,
Ser. A, NATL, C.A.B.S.(c)	A3	4.820	12/15/34	10,000	3,459,100
Ser. A, NATL, C.A.B.S.(c)	A3	4.980	06/15/37	7,500	2,215,650
Railsplitter Tob. Settlement Auth. Rev., Ser. 2010	A-(b)	6.000	06/01/28	2,250	2,637,337

					75,176,163

Indiana 0.4%
Indiana St. Fin. Auth.,
Midwestern Disaster Relief Rev., Ohio Valley Elec. Corp. Proj., Ser A	Baa3	5.000	06/01/39	750	779,280
Var. Duke Energy Ind., Ser. B	A(b)	6.000	08/01/39	1,000	1,165,050
Indianapolis Loc. Pub. Impt. Bd. Bk. Wtr. Wks. Proj., Ser. A	A2	5.750	01/01/38	1,000	1,141,400

					3,085,730

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	19

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Kansas 1.5%
Kansas St. Dev. Fin. Auth. Hosp. Rev.,
Adventist Hlth.	Aa3	5.750%	11/15/38	$1,000	$1,169,900
Adventist Hlth. Sunbelt Oblig. Grp., Ser. A, Rfdg.	Aa3	5.000	11/15/34	3,000	3,393,840
Kansas St. Dev. Fin. Auth. Rev., KU. Hlth. Sys. Ser. H	A+(b)	5.125	03/01/39	500	539,835
Sedgwick & Shawnee Cnty. Sngl. Fam. Hsg. Rev., Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.700	12/01/27	550	581,256
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.750	06/01/27	445	470,717
Ser. A, A.M.T., G.N.M.A., F.N.M.A.	Aaa	5.850	12/01/27	500	528,360
Wyandotte Cnty. Kansas City Unified Gov. Util. Sys. Rev., Rfdg., Ser. 2004, A.M.B.A.C.	A+(b)	5.650	09/01/19	5,000	5,668,050

					12,351,958

Kentucky 0.6%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Owensboro. Med. Hlth. Sys., Ser. A	Baa2	6.375	06/01/40	3,500	4,141,130
Owen Cnty. Wtrwks. Sys. Rev., Amer. Wtr. Co. Proj., Ser. A	Baa2	6.250	06/01/39	500	562,475
Var. Amer. Wtr. Co., Ser. B	Baa2	5.625	09/01/39	500	539,370

					5,242,975

Louisiana 1.1%
Louisiana Loc. Govt. Environ. Facs. & Cmnty. Dev. Auth., Jefferson Parish, Ser. A	Aa2	5.375	04/01/31	1,000	1,137,700
Louisiana Pub. Facs. Auth. Hosp. Rev., Franciscan Missionaries	A2	6.750	07/01/39	1,000	1,177,980

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Louisiana (cont’d.)
Louisiana St. Citizens Pty. Inc., Corp. Assmt. Rev., Rmkt., Ser. C-2, A.G.C.	Aa3	6.750%	06/01/26	$2,000	$2,404,760
Saint Charles Parish Gulf Zone Opp. Zone Rev., Valero Energy Corp. (Mandatory Put Date 06/06/22)(f)	Baa2	4.000	12/01/40	1,500	1,609,530
Tob. Settlement Fin. Corp. Rev., Asset Bkd.,
Ser. 2001B	A1	5.500	05/15/30	1,885	1,922,851
Ser. 2001B	A3	5.875	05/15/39	1,000	1,010,100

					9,262,921

Maryland 0.9%
Frederick Cnty. Spl. Oblig., Urbana Cmnty. Dev. Auth. Rev., Ser. A	A-(b)	5.000	07/01/40	3,000	3,224,940
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev.,
Lifebridge Hlth.	A2	6.000	07/01/41	400	469,748
Rfdg., Carroll Hosp., Ser. A	A3	5.000	07/01/37	850	930,079
Maryland St. Indl. Dev. Fin. Auth., Synagro Baltimore, Ser. A, Rfdg., A.M.T.	NR	5.250	12/01/13	600	622,806
Montgomery Cnty. Med. Rev., Trinity Hlth., Rfdg.	Aa2	5.000	12/01/40	2,000	2,235,220
Takoma Park Hosp. Facs. Rev., Washington Adventist Hosp., E.T.M., A.G.C.(e)	Aa3	6.500	09/01/12	220	220,000

					7,702,793

Massachusetts 4.8%
Boston Ind. Dev. Fin. Auth. Swr. Facs. Rev., Harbor Elec. Energy Co. Proj., A.M.T.	Aa3	7.375	05/15/15	490	492,435

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	21

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Massachusetts (cont’d.)
Massachusetts Bay Trans. Auth. Rev., Assmt., Ser. A	Aa1	5.250%	07/01/34	$2,000	$2,330,380
Mass. Sales Tax, Ser. B, NATL	Aa1	5.500	07/01/27	1,325	1,781,741
Massachusetts Edl. Fin. Auth. Rev., Ser. B, A.M.T.	AA(b)	5.500	01/01/23	820	893,652
Massachusetts St., GO,
Cons. Ln., Ser. C, A.G.C.	Aa1	5.000	08/01/19	2,000	2,365,140
Ser. B, A.G.C.	Aa1	5.250	09/01/24	9,000	11,817,900
Massachusetts St. Dev. Fin. Agcy. Rev., Ser. K-6 Partners Healthcare	Aa2	5.375	07/01/41	5,000	5,655,500
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev.,
Harvard Univ., Ser. A	Aaa	5.500	11/15/36	3,500	4,246,515
Tufts Univ., Ser. M	Aa2	5.500	02/15/28	3,000	4,014,990
Massachusetts St. Port Auth., Ser. A, A.M.T.	Aa3	5.000	07/01/42	1,000	1,107,170
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., A.M.T., NATL	A2	5.000	07/01/32	5,000	5,208,550

					39,913,973

Michigan 2.1%
Detroit District St. Aid, GO	Aa3	5.250	11/01/35	500	549,730
Detroit Sewer Disp. Rev., Sr. Lien-Rmkt., Ser. 2003B, A.G.C.	Aa3	7.500	07/01/33	1,000	1,257,790
Detroit Wtr. Supply Sys., Ser. B, NATL (Pre-refunded Date 07/01/13)(e)	Baa2	5.250	07/01/32	5,500	5,728,305
Michigan St. Bldg. Auth. Rev., Rfdg., Facs. Proj., Ser. I-A	Aa3	5.375	10/15/41	750	862,140
Michigan St. Hosp. Fin. Auth. Rev., McLaren Healthcare	Aa3	5.750	05/15/38	1,000	1,116,490

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Michigan (cont’d.)
Michigan St. Strategic Fd. Ltd. Oblig. Rev., Adj. Rfdg. Dow Chemical Rmkt., Ser. B	Baa3	6.250%	06/01/14	$1,000	$1,092,060
Okemos Pub. Sch. Dist., GO, C.A.B.S., NATL(c)	Aa3	0.740	05/01/13	1,000	995,090
Royal Oak Hosp. Fin. Auth. Rev., William Beaumont, Rfdg., Ser. W	A1	6.000	08/01/39	2,000	2,278,380
Wayne Cnty. Arpt. Auth. Rev.,
Det. Met. Arpt., Ser. A, Rfdg., A.M.T.	A2	5.000	12/01/18	1,500	1,721,475
Det. Met. Arpt., Ser. D, Rfdg., A.M.T.	A2	5.000	12/01/28	1,500	1,631,610

					17,233,070

Minnesota 0.1%
Tob. Securitization Auth. Rfdg., Ser. B	A-(b)	5.250	03/01/31	800	902,664

Nebraska 0.5%
Central Plains Energy Proj., E Gas Proj. Rev., Proj. #3	A3	5.000	09/01/42	1,250	1,296,838
Omaha Pub. Pwr. Dist., Ser. B	Aa1	5.000	02/01/39	2,500	2,861,400

					4,158,238

Nevada 0.4%
Clark Cnty. Passenger Facs. Charge Rev., Las Vegas McCarran Int’l. Arpt., Ser. A	A1	5.125	07/01/34	3,000	3,327,090

New Jersey 4.4%
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev.,
Atlantic City Elec. Co., Ser. A, NATL	Baa2	6.800	03/01/21	2,615	3,454,101

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	23

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

New Jersey (cont’d.)
Clearview Reg. High Sch. Dist., GO, NATL	NR	5.375%	08/01/15	$900	$956,367
Jersey City Sew. Auth.,
Swr. Rfdg., A.M.B.A.C.	NR	6.250	01/01/14	2,200	2,270,114
New Jersey Econ., Dev. Auth. Rev., Cigarette Tax (Pre-refunded Date 06/15/14)(e)	Aaa	5.750	06/15/34	1,750	1,919,488
Masonic Charity Fdn. Proj.	A-(b)	5.875	06/01/18	250	253,155
Masonic Charity Fdn. Proj.	A-(b)	6.000	06/01/25	1,150	1,163,662
New Jersey Healthcare Facs. Fin. Auth. Rev.,
AHS Hosp. Corp., Rfdg.	A1	6.000	07/01/41	500	601,410
Holy Name Med. Ctr., Rfdg.	Baa2	5.000	07/01/25	1,625	1,729,341
Virtua Hlth., A.G.C.	AA-(b)	5.500	07/01/38	2,000	2,224,440
New Jersey Institute of Tech.,
Ser. A	A1	5.000	07/01/42	2,000	2,272,640
New Jersey St. Trans. Trust Fund Auth. Rev.,
Ser. A	A1	5.500	12/15/23	3,000	3,837,120
Ser. A	A1	5.875	12/15/38	3,000	3,488,970
Ser. B	A1	5.500	06/15/31	1,000	1,188,440
New Jersey St. Tpke. Auth., Tpke. Rev., Growth & Income Secs., Ser. B, A.M.B.A.C., C.A.B.S. (Converts to 5.150% on 01/01/15)(c)	A3	0.302	01/01/35	3,000	2,804,430
Ser. B	A3	5.000	01/01/30	1,000	1,174,590
Rutgers - St. Univ. of NJ,
Ser. A	Aa2	6.400	05/01/13	390	405,440
Tob. Settlement Fin. Corp. Rev., Asset Bkd.,
Ser. 1A	B1	4.500	06/01/23	4,445	4,253,021
Ser. 1A	B1	4.625	06/01/26	1,000	913,570
Ser. 1A	B2	5.000	06/01/41	2,500	2,073,450

					36,983,749

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

New Mexico 0.1%
New Mexico Mtge. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser. E, G.N.M.A., F.N.M.A., F.H.L.M.C., A.M.T.	AA+(b)	5.500%	07/01/35	$865	$920,654

New York 8.1%
Brooklyn Arena Loc. Dev. Corp., Barclays Ctr. Proj.	Baa3	6.375	07/15/43	750	874,695
Long Island Pwr. Auth. Elec. Sys. Rev.,
Ser. A	A3	6.000	05/01/33	1,000	1,209,560
Ser. A	A3	6.250	04/01/33	500	622,185
Ser. A, B.H.A.C.	Aa1	5.500	05/01/33	2,000	2,347,480
Metropolitan Trans. Auth. Rev.,
Ser. D	A2	5.250	11/15/40	2,000	2,259,840
Ser. E	A2	5.000	11/15/42	1,000	1,117,730
Ser. 2008C	A2	6.500	11/15/28	2,500	3,203,825
Monroe Cnty. Ind. Dev. Agcy. Civic Fac. Rev., Rfdg.,
Highland Hosp. Rochester	A2	5.000	08/01/22	2,000	2,099,200
New York City, GO,
Ser. E	Aa2	5.000	08/01/17	6,000	7,192,620
Ser. I-1	Aa2	5.250	04/01/28	2,000	2,437,620
New York City Ind. Dev. Agcy. Spl. Fac. Rev.,
Terminal One Grp. Assn. Proj., A.M.T.(f)	A3	5.500	01/01/24	1,500	1,581,930
New York City Mun. Wtr. Fin. Auth., Rev., Wtr. & Swr., Fiscal 2009, Ser. A	Aa1	5.750	06/15/40	1,000	1,204,960
New York City Trans. Fin. Auth. Bldg. Aid. Rev.,
Fiscal 2009, Ser. S-3	Aa3	5.250	01/15/39	1,500	1,688,820
Sub. Ser. S-1A	Aa3	5.250	07/15/37	3,000	3,471,660

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	25

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
New York City Trans. Fin. Auth. Future Tax Rev.,
Future Tax Secd. Sub., Ser. D-1	Aa1	5.000%	11/01/38	$3,000	$3,436,200
New York Liberty Dev. Corp.,
4 World Trade Center Proj., Rfdg.	A+(b)	5.000	11/15/44	1,500	1,658,280
4 World Trade Center Proj., Rfdg.	A+(b)	5.750	11/15/51	1,750	2,071,108
7 World Trade Center Proj., Class 1, Rfdg.	Aaa	5.000	09/15/40	1,000	1,137,260
New York St. Dorm. Auth. Rev.,
City Univ. Sys. Cons., Ser. B	Aa3	6.000	07/01/14	1,035	1,092,453
Mount Sinai Hosp., Ser. A	A2	5.000	07/01/41	1,250	1,354,762
Non St. Supported Debt Mount Sinai Sch. Med., Ser. A	A3	5.000	07/01/21	1,685	1,983,599
Non St. Supported Debt North Shore L.I. Jew. Hosp., Ser. A	A3	5.000	05/01/41	1,000	1,095,590
Rochester Inst. Tech., Ser. A, A.M.B.A.C.	A1	5.250	07/01/20	2,100	2,595,096
Rochester Inst. Tech., Ser. A, A.M.B.A.C.	A1	5.250	07/01/21	2,000	2,489,940
New York St. Environ. Facs. Corp. Rev., Clean Wtr. & Drinking Revolving Fds. Pooled Fin.,
New York City Mun. Wtr. Proj.	Aaa	5.000	06/15/34	2,000	2,142,800
Ser. B	Aaa	5.500	10/15/23	3,750	5,006,475
Ser. E	Aaa	6.500	06/15/14	5	5,026
New York St. Local Gov’t. Assist. Corp. Rev., Ser. E	Aa2	6.000	04/01/14	1,980	2,097,671

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

New York (cont’d.)
New York St. Mun. Bond. Bank Agcy. Rev., Spl. Sch. Supply, Ser. C	A+(b)	5.250%	06/01/22	$3,200	$3,313,088
Ser. C	A+(b)	5.250	12/01/22	3,595	3,722,047
Port Auth. of NY & NJ, Spl. Oblig. Rev., JFK Int’l. Air Terminal	Baa3	5.000	12/01/20	500	567,110
Suffolk Cnty. Indl. Dev. Agy. Rev., Keyspan-Port Jefferson, A.M.T.	Baa1	5.250	06/01/27	1,000	1,028,140

					68,108,770

North Carolina 1.9%
Charlotte-Mecklenburg Hosp. Auth. Healthcare Sys. Rev., Rfdg., Carolinas, Ser. A	Aa3	5.000	01/15/43	2,000	2,227,720
North Carolina Eastern Mun. Powr. Agcy., Powr. Sys. Rev., A.G.C.	Aa3	6.000	01/01/19	500	571,370
A.M.B.A.C.	Baa1	6.000	01/01/18	1,000	1,224,050
Ser. A (Pre-refunded Date 01/01/22)(e)	Aaa	6.000	01/01/26	650	884,234
Ser. A, E.T.M.(e)	Baa1	6.400	01/01/21	1,000	1,237,230
Ser. A, E.T.M.(e)	Aaa	6.500	01/01/18	2,635	3,392,141
Ser. A, NATL, Unrefunded Bal.	Baa1	6.500	01/01/18	1,005	1,255,758
North Carolina Med. Care Comm. Healthcare Facs. Rev., Duke Univ. Hlth. Sys., Ser. A	Aa2	5.000	06/01/42	3,500	3,948,840
Pitt Cnty. Rev., Mem. Hosp., E.T.M.(e)	Aaa	5.250	12/01/21	1,000	1,091,600

					15,832,943

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	27

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

North Dakota 0.3%
Grand Forks Healthcare Sys. Rev., Rfdg., Altru Hlth. Sys.	Baa1	5.000%	12/01/35	$500	$539,915
McLean Cnty. Solid Wste. Facs. Rev., Great River Energy Proj., Ser. A	Baa1	4.875	07/01/26	1,000	1,091,300
Mercer Cnty. Poll. Control Rev., Antelope Valley Station, A.M.B.A.C.	A(b)	7.200	06/30/13	1,255	1,316,583

					2,947,798

Ohio 3.7%
Akron Bath Copley Joint Twp., Hosp. Dist., Rfdg., Med. Ctr. Akron	A1	5.000	11/15/42	640	692,627
American Mun. Pwr., Inc., Ser. A	Aa3	5.000	02/01/13	2,500	2,544,475
Buckeye Ohio Tob. Settlement, Asset Bkd. Sr. Turbo, Ser. A	B3	6.500	06/01/47	4,250	3,763,842
Ser. A-2	B3	5.125	06/01/24	5,690	4,813,911
Ser. A-2	B3	5.875	06/01/30	2,500	2,074,725
Cleveland Arpt. Sys. Rev., Rfdg., Ser. A	Baa1	5.000	01/01/29	1,000	1,114,290
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A. (Pre-refunded Date 01/01/15)(e)	NR	7.625	01/01/22	1,195	1,360,950
Franklin Cnty. Hosp. Facs. Rev., Hlth. Corp., Ser. A	Aa2	5.000	11/15/41	2,000	2,194,620
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	Baa1	5.000	06/01/42	1,250	1,325,137
Hancock Cnty. Hosp. Rev., Rfdg., Blanchard Valley Regl. Hlth. Ctr.	A2	6.250	12/01/34	400	470,064

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Ohio (cont’d.)
Hilliard Sch. Dist. Sch. Impvt., GO, C.A.B.S., NATL(c)	Aa1	2.010%	12/01/19	$1,720	$1,489,124
Lucas Cnty. Hosp. Rev., Rfdg., Promedica Healthcare, Ser. A	Aa3	6.000	11/15/41	750	905,618
Promedica Healthcare, Ser. A	Aa3	6.500	11/15/37	875	1,090,941
Middleburg Heights Hosp. Rev. Facs., Rfdg., Southwest Gen.	A2	5.250	08/01/41	800	873,728
Montgomery Cnty. Rev., Miami Valley Hosp., Ser. A	Aa3	6.250	11/15/39	500	530,110
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctl. First Energy, Rfdg., Ser. C	Baa2	5.625	06/01/18	500	580,390
Ohio St. Higher Ed. Facs.,
Cmnty. Rev., Case Western Reserve Univ., Ser. B	A1	6.500	10/01/20	750	919,635
Ohio St. Wtr. Dev. Auth. Rev.,
Poll. Ctl. First Energy, Rfdg., Ser. A (Mandatory Put Date 06/01/16)(f)	Baa2	5.875	06/01/33	500	562,870
Poll. Ctl. Ln. Fd. Wtr. Quality, Ser. A	Aaa	5.000	12/01/29	2,150	2,515,199
Ohio St. Wtr. Dev. Auth. Solid Wste. Rev., Allied Wste. N. A., Inc. Proj., Ser. A, A.M.T.	BBB(b)	5.150	07/15/15	750	752,393

					30,574,649

Oklahoma 0.3%
Oklahoma St. Dev., Fin. Auth., Rfdg., St. Johns Hlth. Sys.	A2	5.000	02/15/42	1,500	1,615,875
Tulsa Airpts. Impt. Tr. Gen. Rev., Ser. A	A3	5.375	06/01/24	1,000	1,076,100

					2,691,975

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	29

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Oregon 0.5%
Oregon St. Dept. Trans. Hwy. User Tax Rev., Sr. Lien., Ser. A	Aa1	5.000%	11/15/33	$3,500	$4,027,660

Pennsylvania 4.8%
Berks Cnty. Muni. Auth.,
Reading Hosp. Med. Center, Ser. A	Aa3	5.000	11/01/40	2,000	2,201,040
Central Bradford Progress Auth., Guthrie Healthcare Sys.	AA-(b)	5.375	12/01/41	2,700	3,060,423
Dauphin Cnty. Gen. Auth. Hlth. Sys. Rev., Pinnacle Hlth. Sys. Proj.	A3	5.000	06/01/42	1,000	1,065,870
Delaware River Port Auth. Rev., PA & NJ Port Dist. Proj., Ser. B, A.G.C.	Aa3	5.625	01/01/26	5,000	5,011,450
Erie Parking Auth. Facs. Rev. Gtd., A.G.C. (Pre-refunded Date 09/01/13)(e)	Aa3	5.000	09/01/26	65	68,104
Geisinger Auth. Hlth. Sys., Ser. A-1	Aa2	5.125	06/01/41	2,000	2,241,420
Monroe Cnty. Hosp. Auth. Rev., Pocono Med. Center (Pre-refunded Date 01/01/14)(e)	NR	6.000	01/01/43	2,500	2,689,475
Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs. Rev., Rfdg., Amtrak Proj., Ser. A, A.M.T.	A1	5.000	11/01/41	1,000	1,084,550
Pennsylvania Econ. Dev. Fin. Auth. Res. Recov. Rev., Rfdg., Colver Proj., Ser. F, A.M.B.A.C., A.M.T.	Ba1	4.625	12/01/18	3,500	3,545,605
Ser. F, A.M.B.A.C., A.M.T.	Ba1	5.000	12/01/15	3,000	3,061,050
Pennsylvania Econ. Dev. Fin. Auth. Wtr. Rev., Aqua PA, Inc., Rfdg. Proj., Ser. A, A.M.T.	AA-(b)	5.000	12/01/34	2,000	2,207,220

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Pennsylvania (cont’d.)
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
La Salle Univ.	BBB(b)	5.000%	05/01/42	$500	$537,940
Univ. Hlth. Sys., Ser. A	Aa3	5.000	08/15/42	1,000	1,108,300
Pennsylvania St. Tpke. Comm. Rev., Sr. Lien, Ser. A	Aa3	5.000	12/01/42	1,000	1,141,170
Sub., Ser. A	A3	5.000	12/01/42	1,500	1,657,680
Philadelphia Arpt. Rev., Rfdg., Ser. A, A.M.T.	A2	5.000	06/15/27	2,500	2,745,950
Philadelphia GO, Ser. B, A.G.C.	Aa3	7.125	07/15/38	1,500	1,721,580
Philadelphia Hosp. & Higher Edu. Facs. Auth. Childrens Hosp. of PA, Proj., Ser. C	Aa2	5.000	07/01/41	1,000	1,106,680
Pittsburgh Urban Redev. Auth., Wtr. & Swr. Sys. Rev., Unrefunded Bal. Rfdg., Ser. A, NATL	Baa2	6.500	09/01/13	1,375	1,406,900
Pittsburgh Wtr. & Swr. Auth. Sys. Rev., Ser. A, F.G.I.C., E.T.M.(e)	BBB(b)	6.500	09/01/13	1,375	1,413,115
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev.,
A.M.B.A.C., C.A.B.S., E.T.M.(c)(e)	NR	0.280	11/01/12	1,035	1,034,503

					40,110,025

Puerto Rico 3.8%
Puerto Rico Comnwlth., GO	Baa1	6.000	07/01/39	800	875,272
Puerto Rico Comnwlth., GO,
Rfdg., Purblic Impt., Ser. A	Baa1	5.500	07/01/39	2,000	2,079,940
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Sr. Lien, Rfdg.,
Ser. A	Baa2	5.750	07/01/37	1,260	1,352,862
Ser. A	Baa2	6.000	07/01/47	1,050	1,147,765

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	31

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Puerto Rico (cont’d.)
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Rfdg.,
Ser. CC	A3	5.500%	07/01/28	$2,500	$2,780,775
Ser. G, F.G.I.C.(Pre-refunded Date 07/01/13)(e)	Baa1	5.250	07/01/18	2,250	2,343,578
Ser. J (Pre-refunded Date 07/01/14)(e)	Baa1	5.500	07/01/23	1,320	1,442,324
Ser. K	Baa1	5.000	07/01/14	2,000	2,113,960
Puerto Rico Elec. Pwr. Auth. Rev., Rfdg., Libor, Ser. UU(c)	Baa1	1.009	07/01/31	5,000	3,412,900
Ser. XX	Baa1	5.250	07/01/40	2,000	2,077,900
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Govt. Facs., Rfdg., Ser. P	Baa1	6.750	07/01/36	1,000	1,186,590
Ser. U	Baa1	5.250	07/01/42	2,000	2,030,560
Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., First Sub., Ser. A	A3	5.000	08/01/43	750	786,817
First Sub., Ser. A	A3	5.500	08/01/42	1,750	1,889,003
First Sub., Ser. A	A3	5.750	08/01/37	1,600	1,784,032
First Sub., Ser. A	A3	6.000	08/01/42	2,800	3,138,940
First Sub., Ser. A-1	A3	5.250	08/01/43	750	800,565
Ser. C	Aa3	5.250	08/01/40	750	833,970

					32,077,753

Rhode Island 0.3%
Rhode Island Hlth. & Ed. Bldg. Corp. Higher Ed. Fac. Rev., Lifespan Oblig., Ser. A., A.G.C.	Aa3	7.000	05/15/39	2,000	2,419,800

South Carolina 0.9%
Florence Cnty. Hosp. Rev., McLeod Reg. Med. Ctr., Ser. A	AA-(b)	5.000	11/01/37	1,500	1,638,495

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

South Carolina (cont’d.)
South Carolina Jobs Econ. Dev. Auth. Hosp. Facs. Rev., Rfdg. & Impvt., Palmetto Hlth., Ser. C (Pre-refunded Date 08/01/13)(e)	Baa1	6.875%	08/01/27	$2,655	$2,815,628
South Carolina Pub. Svc. Auth. Rev., Santee Cooper, Ser. A	Aa3	5.500	01/01/38	2,500	2,942,875

					7,396,998

South Dakota 0.2%
Ed. Enhancement Fin. Fdg. Corp. Rev., Tob., Ser. B	A3	6.500	06/01/32	1,000	1,030,100
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Rfdg., Avera Hlth., Ser. A	A1	5.000	07/01/42	500	546,210

					1,576,310

Tennessee 0.8%
Johnson Hlth. & Edl. Facs. Brd. Hosp. Rev., Mountain Sts. Hlth.	Baa1	5.000	08/15/42	500	524,785
Knox Cnty. Tenn. Hlth. Edl. & Hsg. Facs. Brd. Hosp. Facs., Covenant Hlth. Rev., Rfdg. & Impt. Ser. A, C.A.B.S.(c)	A-(b)	5.020	01/01/35	1,000	334,850
Memphis Shelby Cnty. Arpt. Auth. Rev., Rfdg., Ser. B, A.M.T.	A2	5.750	07/01/25	1,000	1,161,110
Tennessee Energy Acquisition Corp. Gas Rev.,
Ser. C	Baa3	5.000	02/01/18	2,000	2,175,740
Ser. C	Baa3	5.000	02/01/22	1,000	1,075,590
Ser. C	Baa3	5.000	02/01/25	1,000	1,054,090

					6,326,165

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	33

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Texas 7.6%
Austin Elec. Util. Sys. Rev., Rfdg., Ser. A, A.M.B.A.C	A1	5.000%	11/15/22	$4,610	$5,284,213
Austin Tex. Wtr. & Wstewtr. Sys. Rev., Austin Wtr. & Swr., Ser. A	Aa2	5.125	11/15/29	2,000	2,343,140
Brazos River Auth. Poll. Ctl. Rev., TXU Energy Co. LLC Proj., Ser. D (Mandatory put date 10/01/14)(f)	Ca	5.400	10/01/29	1,000	378,750
TXU Rmkt., A.M.T.	Ca	5.400	05/01/29	1,500	150,135
Central Tex. Regl. Mobility Auth. Rev., Sr. Lien	Baa3	6.000	01/01/41	1,000	1,162,810
Dallas-Fort Worth Int’l. Arpt. Rev., JT Ser. D, A.M.T.	A1	5.000	11/01/42	5,000	5,360,450
Ser. E, A.M.T., Rfdg.	A1	5.000	11/01/35	3,000	3,222,240
Harris Cnty. Cultural Edu. Facs. Fin. Corp. Rev., Childrens Hosp. Proj.	Aa2	5.500	10/01/39	1,500	1,772,865
Sub. Lien, Ser. B	A(b)	5.000	07/01/32	2,000	2,287,060
Harris Cnty. Indl. Dev. Corp., Solid Wste. Disp. Rev., Deer Park Fing. Proj., LP	A2	5.000	02/01/23	750	833,932
Harris Cnty. Metro. Trans. Auth. Rev., Ser. A	Aa2	5.000	11/01/36	3,000	3,449,100
Houston Arpt. Sys. Rev., E.T.M.(e)	Aaa	7.200	07/01/13	755	795,974
Sr. Lien, Ser. A, Rfdg.	Aa3	5.500	07/01/39	1,000	1,122,020
Sub. Lien, Ser. A, A.M.T., Rfdg.	A(b)	5.000	07/01/25	575	651,705
Sub. Lien, Ser. A, A.M.T., Rfdg.	A(b)	5.000	07/01/32	1,000	1,113,270
Houston Util. Sys. Rev.,
Rfdg. Comb., 1st Lien, Ser. A, A.G.C.	Aa2	5.250	11/15/33	1,510	1,757,746

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Lower Colo. Riv. Auth. Tex. Rev., L.C.R.A. Rfdg. (Pre-refunded Date 5/15/15)	A1	5.750%	05/15/28	$235	$268,591
Rfdg., B.H.A.C.	Aa1	5.250	05/15/28	2,000	2,292,980
Unrefunded, Rfdg.	A1	5.750	05/15/28	2,970	3,269,227
North Tex. Twy. Auth. Rev.,
First Tier, Rfdg.	A2	6.000	01/01/38	1,000	1,172,980
First Tier, Rfdg., Ser. A	A2	5.750	01/01/40	1,500	1,682,190
First Tier, Ser. A	A2	6.250	01/01/39	1,500	1,725,075
Second Tier, Rfdg., Ser. F	A3	5.750	01/01/38	2,500	2,740,775
Spl. Projs. Sys., Ser. A	AA(b)	5.500	09/01/41	1,000	1,187,230
Sabine River Auth. Poll Ctl. Rev., TXU Energy Co. LLC Proj., Ser. B	Ca	6.150	08/01/22	1,000	109,950
San Antonio Elec. & Gas Sys., Ser. A (Pre-refunded Date 02/01/16)(e)	Aa1	5.000	02/01/21	5,000	5,755,200
Texas Muni. Gas Acquisition & Sply. Corp. I Gas Sply. Rev., Sr. Lien Ser. D	Baa2	5.625	12/15/17	2,000	2,234,380
Texas Private Activity Surface Trans. Corp., Sr. Lien LBJ Infrastructure	Baa3	7.000	06/30/40	2,500	3,050,725
Texas St. Pub. Fin. Auth. Charter Sch. Fin. Corp. Rev., Edu.-Idea. Pub. Sch. Proj., Ser. A, A.C.A.	BBB(b)	5.000	08/15/30	1,000	1,038,610
Texas St. Pub. Fin. Auth. Rev., Southern Univ. Fin. Sys., NATL	Baa1	5.500	11/01/18	2,240	2,242,688
Texas St. Vets. Hsg. Assistance Proj. Fdg., Ser. II-A, GO	AA+(b)	5.250	12/01/23	2,500	3,076,550

					63,532,561

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	35

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Utah 0.9%
Intermountain Power Agcy., Utah Pwr., Supply Rev., A.M.B.A.C.	A1	5.000%	07/01/17	$5,000	$5,907,600
Riverton Hosp. Rev., I.H.C. Hlth. Svcs., Inc.	Aa1	5.000	08/15/41	1,500	1,636,845

					7,544,445

Virgin Islands 0.2%
Virgin Islands Pub. Fin. Auth. Rev., Sr. Lien Matching Fund Loan, Note A	Baa2	5.250	10/01/21	1,500	1,593,900

Virginia 1.2%
Fairfax Cnty. Indl. Dev. Auth. Rev., Healthcare, Inova Hlth. Sys.	Aa2	5.000	05/15/40	2,000	2,225,800
Richmond Met. Auth. Expy. Rev., Rfdg., E.T.M., F.G.I.C., NATL(e)	BBB(b)	5.250	07/15/17	3,070	3,498,295
Unrefunded Bal., F.G.I.C., NATL	BBB(b)	5.250	07/15/17	2,875	3,139,529
Tob. Settlement Fin. Corp. Rev., Asset Bkd., (Pre-refunded Date 06/01/15)(e)	Aaa	5.625	06/01/37	1,000	1,141,270

					10,004,894

Washington 3.3%
Port of Seattle Wash. Rev., Rfdg., Intermediate Lien,
Ser. B, A.M.T.	Aa3	5.000	02/01/24	2,500	2,868,600
X.L.C.A.	Aa3	5.000	02/01/28	3,000	3,291,150
Port of Seattle Rev., Rfdg., Ser. B, A.M.T.	Aa2	5.000	09/01/26	1,115	1,281,213
Skagit Cnty. Skagit Hosp. Dist. No. 1 Rev., Ser. 2010	Baa2	5.750	12/01/35	625	676,956
Tob. Settlement Fin. Corp. Rev., Asset Bkd.	A3	6.500	06/01/26	1,580	1,643,974

See Notes to Financial Statements.

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Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Washington (cont’d.)
Washington St. Economic Dev. Fin. Auth. Lease Rev., Biomedical Resh. Pptys. II,
NATL	Aa1	5.000%	06/01/21	$2,665	$2,948,210
NATL	Aa1	5.000	06/01/22	2,570	2,827,874
Washington St. Healthcare Facs. Auth. Rev.,
Overlake Hosp. Med. Ctr.	A3	5.500	07/01/30	1,115	1,224,103
Providence Hlth. & Svcs., Ser. A	Aa2	5.000	10/01/39	3,500	3,795,960
Providence Hlth. & Svcs., Ser. A	Aa2	5.000	10/01/42	1,500	1,673,520
Providence Healthcare, Ser. A, F.G.I.C. (Pre-refunded Date 10/01/16)(e)	Aa2	5.000	10/01/36	85	100,535
Seattle Childrens Hospital	Aa3	5.625	10/01/38	1,250	1,422,050
Seattle Childrens Hospital, Ser. A	Aa3	5.000	10/01/42	2,000	2,206,460
Swedish Hlth. Svcs., Ser. A (Pre-refunded Date 05/15/21)(e)	A2	6.250	11/15/41	1,500	2,073,495

					28,034,100

West Virginia 0.1%
West Virginia St. Wtr. Dev. Auth., Loan Proj. III, Ser. B, A.M.B.A.C., A.M.T.	A(b)	5.875	07/01/20	1,015	1,017,801

Wisconsin 0.3%
Wisconsin St. Gen. Rev., Ser. A, St. Approp.	Aa3	5.750	05/01/33	2,000	2,385,960

Wyoming 0.3%
Campbell Cnty. Solid Wst. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	A1	5.750	07/15/39	500	573,095

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	37

Portfolio of Investments

as of August 31, 2012 continued

Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS (Continued)

Wyoming (cont’d.)
Laramie Cnty. Hosp. Rev., Cheyenne Regl., Med. Ctr. Proj.	A+(b)	5.000%	05/01/42	$1,500	$1,627,170

					2,200,265

Total long-term investments (cost $740,127,726)					814,079,350

SHORT-TERM INVESTMENTS 2.5%

Alaska 1.5%
Valdez Marine Terminal Rev., Exxon Pipeline Co. Proj., Ser. B, Rfdg, F.R.D.D.(f)	VMIG1	0.170	09/04/12	700	700,000
Exxon Pipeline Co. Proj., Ser. C, Rfdg, F.R.D.D.(f)	A-1	0.170	09/04/12	1,100	1,100,000
Exxonmobil Proj., Rfdg., F.R.D.D.(f)	VMIG1	0.190	09/04/12	10,300	10,300,000

					12,100,000

Kansas 0.7%
Wichita Kans. Hosp. Rev., Facs. Christi Hlth. III, Ser. B-2, F.R.D.D.(f)	A-1	0.180	09/04/12	6,200	6,200,000

Mississippi 0.0%
Mississippi Business Fin. Comm. Gulf Opportunity Zone Indl. Dev. Rev., Chevron USA, Inc., Proj., Ser. E, F.R.D.D.(f)	VMIG1	0.170	09/04/12	300	300,000

Texas 0.3%
Gulf Coast Wst. Disp. Auth. Rev., Exxon Proj., Rfdg., F.R.D.D.(f)	VMGI1	0.190	09/04/12	400	400,000

See Notes to Financial Statements.

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Description(a)	Moody’s Rating (Unaudited)*†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS (Continued)

Texas (cont’d.)
Lower Neches Vly. Auth. Indl. Dev. Corp. Exempt Facs. Rev., Rfdg., Exxonmobil Proj., Ser. A, Rfdg., F.R.D.D.(f)	VMIG1	0.170%	09/04/12	$1,700	$1,700,000

					2,100,000
Total short-term investments (cost $20,700,000)					20,700,000

Total Investments 100.0% (cost $760,827,726; Note 5)					834,779,350
Other assets in excess of liabilities(g) 0.0%					168,147

Net Assets 100.0%					$834,947,497

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	The following abbreviations are used in the portfolio descriptions:

A.C.A.—American Capital Access Corp.

A.G.C.—Assured Guaranty Corp.

A.M.B.A.C.—American Municipal Bond Assurance Corp.

A.M.T.—Alternative Minimum Tax

B.H.A.C.—Berkshire Hathaway Assurance Corp.

C.A.B.S.—Capital Appreciation Bonds

E.T.M.—Escrowed to Maturity

F.H.A.—Federal Housing Administration

F.H.L.M.C.—Federal Home Loan Mortgage Corp.

F.G.I.C.—Financial Guaranty Insurance Co.

F.N.M.A.—Federal National Mortgage Association

F.R.D.D.—Floating Rate (Daily) Demand Note

G.N.M.A.—Government National Mortgage Association

GO—General Obligation

I.H.C.—Intermountain Healthcare

L.C.R.A.—Lower Colorado River Authority

NATL—National Public Finance Guarantee Corp.

NR—Not Rated by Moody’s or Standard and Poor’s ratings

T.C.R.S.—Transferable Custodial Receipts

X.L.C.A.—XL Capital Assurance

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	39

Portfolio of Investments

as of August 31, 2012 continued

†	The ratings reflected are as of August 31, 2012. Ratings of certain bonds may have changed subsequent to that date.
*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
(b)	Standard & Poor’s Rating.
(c)	Represents zero coupon bond or step bond. Rate shown reflects the effective yield on August 31, 2012.
(d)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(e)	All or partial escrowed to maturity and pre-funded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(f)	Floating rate security. The interest rate shown reflects the rate in effect at August 31, 2012.
(g)	Includes net unrealized depreciation on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at August 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2012	Unrealized Depreciation(1)(2)
	Short Positions:
33	10 Year U.S. Treasury Notes	Dec. 2012	$4,370,649	$4,412,719	$(42,070)
122	U.S. Long Bond	Dec. 2012	17,936,866	18,471,563	(534,697)

					$(576,767)

(1)	Cash of $429,000 has been segregated to cover requirement for open futures contracts as of August 31, 2012.
(2)	The amount represents fair value of derivative instruments subject to interest rate contracts risk exposure as of August 31, 2012.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

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The following is a summary of the inputs used as of August 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$834,779,350	$—
Other Financial Instruments*
Futures Contracts	(576,767)	—	—

Total	$(576,767)	$834,779,350	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2012 were as follows:

Transportation	19.0%
Healthcare	17.3
General Obligation	10.8
Power	9.6
Education	6.8
Special Tax/Assessment District	6.7
Pre-Refunded	6.0
Water & Sewer	4.3
Lease Backed Certificate of Participation	4.3
Tobacco	4.2
Other Muni	2.7%
Corporate Backed IDB & PCR	2.5
Short-Term Investments	2.5
Other	1.7
Solid Waste/Resource Recovery	0.9
Tobacco Appropriated	0.4
Housing	0.3

100.0
Other assets in excess of liabilities	0.0 *

Net Assets	100.0%

Industry classification is subject to change.

*	Less than 0.05%.

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	41

Portfolio of Investments

as of August 31, 2012 continued

Fair values of derivative instruments as of August 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker—variation margin	$—	*	Due to broker—variation margin	$576,767	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(958,303)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(664,968)

For the year ended August 31, 2012, the Fund’s average value at trade date for futures long positions was $24,575 and average value at trade date for futures short positions was $18,456,747.

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • AUGUST 31, 2012

Prudential National Muni Fund, Inc.

Statement of Assets and Liabilities

as of August 31, 2012

Assets
Unaffiliated investments at value (cost $760,827,726)	$834,779,350
Deposit with broker	429,000
Interest receivable	9,418,017
Receivable for investments sold	521,700
Receivable for Fund shares sold	298,209
Prepaid expenses	15,743

Total assets	845,462,019

Liabilities
Payable for investments purchased	8,296,630
Payable for Fund shares reacquired	794,708
Payable to custodian	398,345
Management fee payable	333,139
Accrued expenses	280,985
Distribution fee payable	199,410
Due to broker—variation margin	133,453
Affiliated transfer agent fee payable	36,921
Deferred directors’ fees	40,931

Total liabilities	10,514,522

Net Assets	$834,947,497

Net assets were comprised of:
Common stock, at par	$535,245
Paid-in capital in excess of par	766,996,206

767,531,451
Undistributed net investment income	1,134,030
Accumulated net realized loss on investment and financial future transactions	(7,092,841)
Net unrealized appreciation on investments and financial futures	73,374,857

Net assets, August 31, 2012	$834,947,497

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($743,356,092 ÷ 47,662,680 shares of common stock issued and outstanding)	$15.60
Maximum sales charge (4% of offering price)	0.65

Maximum offering price to public	$16.25

Class B
Net asset value, offering price and redemption price per share ($35,274,862 ÷ 2,255,291 shares of common stock issued and outstanding)	$15.64

Class C
Net asset value, offering price and redemption price per share ($32,917,069 ÷ 2,104,945 shares of common stock issued and outstanding)	$15.64

Class Z
Net asset value, offering price and redemption price per share ($23,399,474 ÷ 1,501,586 shares of common stock issued and outstanding)	$15.58

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	45

Statement of Operations

Year Ended August 31, 2012

Net Investment Income
Income
Interest income	$37,836,708

Expenses
Management fee	3,822,554
Distribution fee—Class A	1,821,835
Distribution fee—Class B	153,807
Distribution fee—Class C	276,799
Transfer agent’s fees and expenses (including affiliated expense of $211,500)	523,000
Custodian’s fees and expenses	131,000
Registration fees	86,000
Reports to shareholders	71,000
Audit fee	33,000
Directors’ fees	28,000
Legal fees and expenses	23,000
Insurance expenses	15,000
Miscellaneous	15,253

Total expenses	7,000,248
Less: Custodian fee credit (Note 1)	(318)

Net expenses	6,999,930

Net investment income	30,836,778

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	1,925,009
Financial futures transactions	(958,303)

966,706

Net change in unrealized appreciation (depreciation) on:
Investments	49,015,961
Financial futures contracts	(664,968)

48,350,993

Net gain on investments	49,317,699

Net Increase In Net Assets Resulting From Operations	$80,154,477

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$30,836,778	$33,291,235
Net realized gain (loss) on investment and financial futures transactions	966,706	(3,047,210)
Net change in unrealized appreciation (depreciation) on investment and financial futures transactions	48,350,993	(20,598,245)

Net increase in net assets resulting from operations	80,154,477	9,645,780

Dividends (Note 1)
Dividends from net investment income
Class A	(27,933,841)	(30,493,396)
Class B	(1,100,709)	(1,171,158)
Class C	(850,163)	(797,470)
Class Z	(840,904)	(622,446)

	(30,725,617)	(33,084,470)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	51,030,129	32,182,742
Net asset value of shares issued in reinvestment of dividends	24,474,351	26,565,229
Cost of shares reacquired	(74,137,495)	(121,531,420)

Increase (decrease) in net assets from Fund share transactions	1,366,985	(62,783,449)

Total increase (decrease)	50,795,845	(86,222,139)

Net Assets:
Beginning of year	784,151,652	870,373,791

End of year(a)	$834,947,497	$784,151,652

(a) Includes undistributed net investment income of:	$1,134,030	$555,464

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	47

Notes to Financial Statements

Prudential National Muni Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Funds’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

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In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor

Prudential National Muni Fund, Inc.	49

Notes to Financial Statements

continued

services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Fund invested in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates and manage yield curve and duration. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect

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correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of portfolio securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income. Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may

Prudential National Muni Fund, Inc.	51

Notes to Financial Statements

continued

differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, .425% of the next $250 million, .40% of the next $250 million and .375% of the Fund’s average daily net assets in excess of $1.5 billion. The effective management fee rate was .47% of the Fund’s average daily net assets for the year ended August 31, 2012.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

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Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .50% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended August 31, 2012, PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $270,878 in front-end sales charges resulting from sales of Class A shares, for the year ended August 31, 2012. From these fees, PIMS paid a substantial portion of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2012, it received $10,224, $34,805 and $3,298 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended August 31, 2012, aggregated $385,213,057 and $381,122,249, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchase and sale amounts.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and financial future transactions and paid-in capital in excess of par on the Statement of Assets and

Prudential National Muni Fund, Inc.	53

Notes to Financial Statements

continued

Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and financial future transactions. For the year ended August 31, 2012, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and financial future transactions by $467,405 due to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax differences. Net investment income, net realized gain on investment and financial futures transactions and net assets were not affected by this change.

For the year ended August 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $142,857 of ordinary income and $30,582,760 of tax-exempt income. For the year ended August 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $182,035 of ordinary income and $32,902,435 of tax-exempt income.

As of August 31, 2012, the accumulated undistributed earnings on a tax basis were $888,655 of tax-exempt income and $344,074 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$759,888,154	$79,154,268	$(4,263,072)	$74,891,196

The differences between book basis and tax basis was primarily attributable to differences in the treatment of accreting market discount for book and tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Fund is permitted to carryforward capital losses incurred in the fiscal year ended August 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may

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have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$3,247,000

Pre- Enactment Losses:
Expiring 2016	$225,000
Expiring 2017	35,000
Expiring 2018	3,328,000
Expiring 2019	1,158,000

$4,746,000

The Fund elected to treat post-October capital losses of approximately $675,000, as having been incurred in the following fiscal year (August 31, 2013).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchase by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are subject to a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A to Class Z shares or from Class Z to Class A shares of the Fund. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Prudential National Muni Fund, Inc.	55

Notes to Financial Statements

continued

There are 1 billion shares of common stock, $.01 par value per share, authorized and divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Class A	Shares	Amount
Year ended August 31, 2012:
Shares sold	1,642,198	$24,963,288
Shares issued in reinvestment of dividends	1,459,037	22,142,534
Shares reacquired	(4,261,959)	(64,672,291)

Net increase (decrease) in shares outstanding before conversion	(1,160,724)	(17,566,469)
Shares issued upon conversion from Class B and Class Z	273,353	4,100,627
Shares reacquired upon conversion into Class Z	(47,292)	(704,962)

Net increase (decrease) in shares outstanding	(934,663)	$(14,170,804)

Year ended August 31, 2011:
Shares sold	1,223,341	$17,621,497
Shares issued in reinvestment of dividends	1,695,909	24,427,856
Shares reacquired	(7,251,925)	(103,885,737)

Net increase (decrease) in shares outstanding before conversion	(4,332,675)	(61,836,384)
Shares issued upon conversion from Class B	386,850	5,592,082
Shares reacquired upon conversion into Class Z	(488,724)	(7,039,528)

Net increase (decrease) in shares outstanding	(4,434,549)	$(63,283,830)

Class B
Year ended August 31, 2012:
Shares sold	619,740	$9,480,125
Shares issued in reinvestment of dividends	58,940	897,497
Shares reacquired	(142,979)	(2,174,571)

Net increase (decrease) in shares outstanding before conversion	535,701	8,203,051
Shares reacquired upon conversion into Class A	(255,937)	(3,856,718)

Net increase (decrease) in shares outstanding	279,764	$4,346,333

Year ended August 31, 2011:
Shares sold	378,072	$5,494,846
Shares issued in reinvestment of dividends	68,372	987,606
Shares reacquired	(332,790)	(4,766,538)

Net increase (decrease) in shares outstanding before conversion	113,654	1,715,914
Shares reacquired upon conversion into Class A	(385,621)	(5,592,082)

Net increase (decrease) in shares outstanding	(271,967)	$(3,876,168)

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Class C	Shares	Amount
Year ended August 31, 2012:
Shares sold	673,378	$10,267,569
Shares issued in reinvestment of dividends	45,478	693,069
Shares reacquired	(216,910)	(3,290,417)

Net increase (decrease) in shares outstanding	501,946	$7,670,221

Year ended August 31, 2011:
Shares sold	354,015	$5,147,501
Shares issued in reinvestment of dividends	44,405	641,841
Shares reacquired	(461,834)	(6,663,220)

Net increase (decrease) in shares outstanding	(63,414)	$(873,878)

Class Z
Year ended August 31, 2012:
Shares sold	415,656	$6,319,147
Shares issued in reinvestment of dividends	48,846	741,251
Shares reacquired	(263,859)	(4,000,216)

Net increase (decrease) in shares outstanding before conversion	200,643	3,060,182
Shares issued upon conversion from Class A	47,324	704,962
Shares reacquired upon conversion into Class A	(16,604)	(243,908)

Net increase (decrease) in shares outstanding	231,363	$3,521,236

Year ended August 31, 2011:
Shares sold	270,264	$3,918,898
Shares issued in reinvestment of dividends	35,232	507,926
Shares reacquired	(436,952)	(6,215,925)

Net increase (decrease) in shares outstanding before conversion	(131,456)	(1,789,101)
Shares issued upon conversion from Class A	489,063	7,039,528

Net increase (decrease) in shares outstanding	357,607	$5,250,427

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through December 14, 2012. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the fiscal year ended August 31, 2012.

Prudential National Muni Fund, Inc.	57

Notes to Financial Statements

continued

Note 8. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended August 31,
	2012	2011	2010		2009		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.67	$15.04	$14.42		$14.41		$14.64
Income (loss) from investment operations:
Net investment income	.58	.61	.60		.60		.60
Net realized and unrealized gain (loss) on investment and futures transactions	.93	(.38)	.62		.01		(.21)
Total from investment operations	1.51	.23	1.22		.61		.39
Less Dividends and Distributions:
Dividends from net investment income	(.58)	(.60)	(.60)		(.60)		(.60)
Distributions from net realized gains	-	-	-		-		(.02)
Total dividends and distributions	(.58)	(.60)	(.60)		(.60)		(.62)
Capital Contributions(f):	-	-	-	(a)	-		-
Net asset value, end of year	$15.60	$14.67	$15.04		$14.42		$14.41
Total Return(b):	10.51%	1.70%	8.65%		4.46%		2.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$743,356	$712,894	$797,627		$774,235		$643,186
Average net assets (000)	$728,734	$730,143	$783,622		$658,247		$670,723
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	.84%	.84%	.82%		.84%	(d)	.91% (d)
Expenses, excluding distribution and service (12b-1) fees	.59%	.59%	.57%		.59%	(d)	.66% (d)
Net investment income	3.85%	4.20%	4.11%		4.38%		4.13%
Portfolio turnover rate	30% (e)	12% (e)	30%	(e)	37%	(e)	42%

(a) Less than $.005.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(d) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .82% and .83% and the expense ratio excluding 12b-1 and interest expense and fees is .57% and .58% for the year ended August 31, 2009 and the year ended August 31, 2008, respectively.

(e) The portfolio turnover rate including variable rate demand notes was 47% for the year ended August 31, 2012, 27% for the year ended August 31, 2011, 50% for the year ended August 31, 2010 and 61% for the year ended August 31, 2009.

(f) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	59

Financial Highlights

continued

Class B Shares
	Year Ended August 31,
	2012	2011	2010		2009		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.71	$15.08	$14.46		$14.45		$14.68
Income (loss) from investment operations:
Net investment income	.54	.57	.57		.57		.57
Net realized and unrealized gain (loss) on investment and futures transactions	.93	(.37)	.62		-	(a)	(.22)
Total from investment operations	1.47	.20	1.19		.57		.35
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.57)	(.57)		(.56)		(.56)
Distributions from net realized gains	-	-	-		-		(.02)
Total dividends and distributions	(.54)	(.57)	(.57)		(.56)		(.58)
Capital Contributions(e):	-	-	-	(a)	-		-
Net asset value, end of year	$15.64	$14.71	$15.08		$14.46		$14.45
Total Return(b):	10.22%	1.45%	8.37%		4.20%		2.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$35,275	$29,062	$33,899		$39,395		$34,787
Average net assets (000)	$30,761	$29,821	$35,348		$32,332		$40,259
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.09%	1.09%	1.07%		1.09%	(c)	1.16% (c)
Expenses, excluding distribution and service (12b-1) fees	.59%	.59%	.57%		.59%	(c)	.66% (c)
Net investment income	3.59%	3.95%	3.86%		4.12%		3.87%
Portfolio turnover rate	30% (d)	12% (d)	30%	(d)	37%	(d)	42%

(a) Less than $.005.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.07% and 1.08% and the expense ratio excluding 12b-1 and interest expense and fees is .57% and .58% for the year ended August 31, 2009 and the year ended August 31, 2008, respectively.

(d) The portfolio turnover rate including variable rate demand notes was 47% for the year ended August 31, 2012, 27% for the year ended August 31, 2011, 50% for the year ended August 31, 2010 and 61% for the year ended August 31, 2009.

(e) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

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Class C Shares
	Year Ended August 31,
	2012	2011	2010		2009		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.71	$15.08	$14.46		$14.44		$14.68
Income (loss) from investment operations:
Net investment income	.47	.51	.53		.53		.53
Net realized and unrealized gain (loss) on investment and futures transactions	.93	(.37)	.62		.02		(.22)
Total from investment operations	1.40	.14	1.15		.55		.31
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.51)	(.53)		(.53)		(.53)
Distributions from net realized gains	-	-	-		-		(.02)
Total dividends and distributions	(.47)	(.51)	(.53)		(.53)		(.55)
Capital Contributions(f):	-	-	-	(a)	-		-
Net asset value, end of year	$15.64	$14.71	$15.08		$14.46		$14.44
Total Return(b):	9.67%	1.03%	8.11%		4.02%		2.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,917	$23,578	$25,131		$20,495		$10,912
Average net assets (000)	$27,680	$22,705	$22,839		$13,974		$11,228
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.59%	1.50%	1.32%		1.34%	(d)	1.41% (d)
Expenses, excluding distribution and service (12b-1) fees	.59%	.59%	.57%		.59%	(d)	.66% (d)
Net investment income	3.09%	3.54%	3.61%		3.88%		3.63%
Portfolio turnover rate	30% (e)	12% (e)	30%	(e)	37%	(e)	42%

(a) Less than $.005.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through December 31, 2010.

(d) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.32% and 1.33% and the expense ratio excluding 12b-1 and interest expense and fees is .57% and .58%, .58% for the year ended August 31, 2009 and the year ended August 31, 2008, respectively.

(e) The portfolio turnover rate including variable rate demand notes was 47% for the year ended August 31, 2012, 27% for the year ended August 31, 2011, 50% for the year ended August 31, 2010 and 61% for the year ended August 31, 2009.

(f) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

Prudential National Muni Fund, Inc.	61

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,
	2012	2011	2010		2009		2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$14.66	$15.03	$14.41		$14.40		$14.63
Income (loss) from investment operations:
Net investment income	.62	.64	.64		.63		.64
Net realized and unrealized gain (loss) on investment and futures transactions	.92	(.37)	.62		.01		(.22)
Total from investment operations	1.54	.27	1.26		.64		.42
Less Dividends and Distributions:
Dividends from net investment income	(.62)	(.64)	(.64)		(.63)		(.63)
Distributions from net realized gains	-	-	-		-		(.02)
Total dividends and distributions	(.62)	(.64)	(.64)		(.63)		(.65)
Capital Contributions(e):	-	-	-	(a)	-		-
Net asset value, end of year	$15.58	$14.66	$15.03		$14.41		$14.40
Total Return(b):	10.73%	1.94%	8.93%		4.74%		2.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,399	$18,618	$13,717		$13,016		$4,540
Average net assets (000)	$20,614	$14,090	$12,616		$7,357		$4,506
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.59%	.59%	.57%		.59%	(c)	.66% (c)
Expenses, excluding distribution and service (12b-1) fees	.59%	.59%	.57%		.59%	(c)	.66% (c)
Net investment income	4.09%	4.45%	4.36%		4.62%		4.38%
Portfolio turnover rate	30% (d)	12% (d)	30%	(d)	37%	(d)	42%

(a) Less than $.005.

(b) Total investment return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) The expense ratio reflects the interest expense and fees related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .57% and .58% and the expense ratio excluding 12b-1 and interest expense and fees is .57% and .58% for the year ended August 31, 2009 and the year ended August 31, 2008, respectively.

(d) The portfolio turnover rate including variable rate demand notes was 47% for the year ended August 31, 2012, 27% for the year ended August 31, 2011, 50% for the year ended August 31, 2010 and 61% for the year ended August 31, 2009.

(e) During the fiscal year ended August 31, 2010, the Fund received from an independent administrator, $8,876 related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential National Muni Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential National Muni Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 23, 2012

Prudential National Muni Fund, Inc.	63

Tax Information

(Unaudited)

During the fiscal year ended August 31, 2012, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$.578	$.542	$.466	$.616

In January 2013, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2012.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

64	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 61	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 61	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 61	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 61	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential National Muni Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 61	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 61	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 61	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 61	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC

(June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 61	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential National Muni Fund, Inc.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (56) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became an officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; Amanda S. Ryan, 2012; Andrew R. French, 2006; Timothy Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995, M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential National Muni Fund, Inc. (the “Fund”) consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Prudential National Muni Fund, Inc.

Approval of Advisory Agreements (continued)

Performance of the Fund/Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper General Municipal Debt Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile
•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and ten-year periods, although it underperformed over the five-year period.
•	The Board noted information provided by PI indicating that the Fund’s actual management fees were only 2 basis points higher than the median for all funds included in the Peer Group.

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•	The Board concluded that, in light of the Fund’s competitive performance against its benchmark index, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential National Muni Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential National Muni Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL NATIONAL MUNI FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	DNMZX
CUSIP	74441U105	74441U204	74441U303	74441U402

MF104E    0233182-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment
Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2012 and August 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended August 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders. Not applicable for the fiscal year ended August 31, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential National Muni Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 22, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 22, 2012